Notes on the Consolidated Balance Sheet	12 Months Ended
Dec. 31, 2018
Disclosure Of Consolidated Balance Sheet [Abstract]
Notes on the Consolidated Balance Sheet
Notes on the Consolidated Balance Sheets

5.1 Intangible assets

The following table shows the reconciliation of intangible assets for the year ended December 31, 2018:

(in € thousands)	Internally generated software	Licenses and domains	Brands and trademarks	Purchased software	Other intangible assets	Intangible assets under development	Goodwill	Total
Purchase costs
January 1, 2017	1,186	122	2,642	—	3,448	—	3,324	10,722
Acquired	1,984	—	2,525	—	1,735	—	20,453	26,697
Additions	261	110	—	—	323	1,768	—	2,462
Disposals	(179)	—	—	—	—	—	—	(179)
Reclassification	678	—	—	—	—	(678)	—	—
Currency translation	(61)	—	(74)	—	(48)	—	(593)	(776)
December 31, 2017	3,869	232	5,093	—	5,458	1,090	23,184	38,926
Acquired	—	—	—	—	—	—	—	—
Additions	102	101	—	23	345	2,615	—	3,186
Disposals	(633)	—	—	—	—	—	—	(633)
Reclassifications	—	14	—	—	—	(14)	—	—
Currency translation	84	—	117	1	51	—	944	1,197
December 31, 2018	3,422	347	5,210	24	5,854	3,691	24,128	42,676
Accumulated amortization and impairment
January 1, 2017	179	85	37	—	787	—	—	1,088
Additions	366	19	139	—	2,357	—	—	2,881
Impairment	—	—	—	—	—	—	—	—
Disposals	(179)	—	—	—	—	—	—	(179)
Reclassification	—	—	—	—	—	—	—	—
December 31, 2017	366	104	176	—	3,144	—	—	3,790
Additions	1,468	34	140	1	1,537	—	—	3,180
Impairment	—	—	—	—	—	—	3,324	3,324
Disposals	(633)	—	—	—	—	—	—	(633)
Currency translation	—	—	—	—	—	—	—	—
December 31, 2018	1,201	138	316	1	4,681	—	3,324	9,661
Remaining carrying amount
January 1, 2017	1,007	37	2,605	—	2,661	—	3,324	9,634
December 31, 2017	3,503	128	4,917	—	2,314	1,090	23,184	35,136
December 31, 2018	2,221	209	4,894	23	1,173	3,691	20,804	33,015

During the year ended December 31, 2018, intangible assets mainly decreased in the reporting period due to the impairment of Samadhi goodwill, and the amortization of internally generated software and other intangible assets, offset by the addition of intangible assets under development. Other intangible assets mainly comprise TV productions of Affinitas and the customer base and research and development costs recognized in connection with the Samadhi Acquisition and Affinitas / Spark Merger. The useful lives of other intangible assets identified as part of the acquisition are 1 to 4 years and of the brands and trademarks is 20 years or indefinite. The remaining useful life of the other brands and trademarks is 10 years; that of the other intangible assets is 1.5 years. The useful life of the licenses and domains is 2 to 5 years.

Intangible assets under development as of December 31, 2018 and 2017 amounted to €3,691 thousand and €1,090 thousand, respectively. This increase results from capitalizing of personnel-related development costs for a unified technology platform and the development of new software to allow dynamic psychology tests of potential subscribers before they log on to the platform.

In the course of the acquisition of Spark during the year ended December 31, 2017, goodwill of €20,453 thousand was recognized for the first time.

Expenses for amortization of intangible assets were recognized in cost and expenses.

Impairment Test of Goodwill

The Group performed its annual impairment test for goodwill as of October 31, 2018. Goodwill is allocated to cash-generating units that represent the lowest level at which the goodwill is monitored for internal management purposes, which is the operating segment. The existing goodwill of €20,804 thousand was allocated to the cash-generating units within the North America and International segments: Samadhi (International), Christian Networks (North America), Jdate USA (North America), Jdate (International), JSwipe (North America), and Other Networks (North America).

The impairment test was performed following the procedures and the guidance outlined in IAS 36 Impairment of Assets. For impairment test purposes under IFRS, the value concept of fair value less cost of disposal was applied. The impairment test was performed pursuant to the guidance of IAS 36 with a focus on:

•	Derivation of an applicable discount rate

•	Determination of the fair value less cost of disposal of the CGUs

•	Approximate derivation of the carrying amount for each CGU, based on the IFRS balance sheets

•	Calculation of the possible impairment for each CGU

Fair value is measured using a three-level hierarchy based on the inputs used in the valuation techniques as follows:

Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

We have applied the Level 3 data for the purposes of performing the impairment test.

The fair value less cost of disposal was determined based on the discounted cash flow method. The free cash flows (FCF) were derived based on the financial forecast for each CGU for the next five years. The cash flow plans are based on experience as well as on expected market trends in the future. For the CGU Samadhi, a finite life until financial year 2038 with a long-term growth rate of -10.0% was assumed. For the all other CGUs, a terminal value was assumed with growth rates of 3.0% for Christian Networks, 2.0% for Jdate USA, 1.5% for Jdate Israel, 1.5% for JSwipe and 0.5% for Other Networks.

For discounting the future cash flows, a post-tax weighted average cost of capital (WACC) was applied for each CGU. A WACC of 10.0% for Samadhi, 9.4% for Christian Networks, 9.4% for Jdate USA, 10.6% for Jdate Israel, 9.4% for JSwipe, and 9.4% for Other Networks was assumed.

An impairment according to IAS 36 is required if the carrying amount exceeds the recoverable amount. The recoverable amount is the higher of the CGU's fair value less cost of disposal or value in use. For Samadhi, as the recoverable amount was lower than the carrying amount, the annual impairment test resulted in an impairment loss of €3,324 thousand as of December 31, 2018. For all other CGUs, as the recoverable amount of each CGU was significantly higher than the carrying amount, the annual impairment test did not result in any impairment loss.

As part of the annual impairment testing, a sensitivity analysis was also conducted, in which EBITDA margins decline by 5.0% and the TV growth rates decline by 0.5%. The occurrences of those scenarios would not have resulted in an impairment.

5.2 Property, plant and equipment

The following table shows the reconciliation of property and equipment for the year ended December 31, 2018:

(in € thousands)	Leasehold improvement	Other and office equipment	Property, plant and equipment under construction	Total
Purchase costs
January 1, 2017	304	853	—	1,157
Acquired	—	81	—	81
Additions	—	232	1,523	1,755
Disposals	—	(145)	—	(145)
Currency translation	—	(3)	—	(3)
December 31, 2017	304	1,018	1,523	2,845
Acquired	—	—	—	—
Additions	—	309	4	313
Disposals	—	(2)	—	(2)
Reclassifications	—	1,523	(1,523)	—
Currency translation	—	4	—	4
December 31, 2018	304	2,852	4	3,160
Accumulated depreciation and impairment
January 1, 2017	59	613	—	672
Additions	59	144	—	203
Impairment	—	25	—	25
Disposals	—	(137)	—	(137)
December 31, 2017	118	645	—	763
Additions	59	326	—	385
Impairment	—	—	—	—
Disposals	—	(3)	—	(3)
December 31, 2018	177	968	—	1,145
Remaining carrying amount
January 1, 2017	245	240	—	485
December 31, 2017	186	373	1,523	2,082
December 31, 2018	127	1,884	4	2,015

During the year ended December 31, 2017, Spark procured hardware and software to facilitate an upgrade of the Group’s technological infrastructure. The addition of €1,523 thousand mainly related to the acquisition of IT hardware, the capitalization of third party expenses and personnel costs. As of December 31, 2018, this project is complete.

5.3 Trade receivables

The following table gives an overview of the Group’s trade receivables as of December 31, 2018 and 2017:

(in € thousands)	December 31, 2018	December 31, 2017
Trade receivables (gross)	3,649	7,588
Allowance for bad debt	(607)	(774)
- thereof non-current	—	—
- thereof current	3,042	6,814
Total trade receivables	3,042	6,814

5.4 Other financial assets

(in € thousands)	December 31, 2018	December 31, 2017
Deposits	320	2,119
Other receivables	618	1,060
- thereof non-current	24	23
- thereof current	914	3,156
Other financial assets	938	3,179

Deposits within other financial assets mainly comprise deposits with payment providers.

5.5 Other assets

(in € thousands)	December 31, 2018	December 31, 2017
Prepaid expenses	2,170	2,637
VAT receivables and deposits	820	1,204
Receivables against tax authorities	237	—
Other receivables and assets	92	9
- thereof non-current	271	—
- thereof current	3,048	3,850
Other assets	3,319	3,850

Prepaid expenses mainly relate to prepaid marketing expenses.

5.6 Deferred tax assets

See Note 4.14 Income taxes for the presentation of deferred tax assets.

5.7 Cash and cash equivalents

As of December 31, 2018 and 2017, the Group held cash with bank and financial institution counterparties of €11,095 thousand and €8,214 thousand, respectively. Movements in cash and cash equivalents during the reporting periods are evident from the consolidated statement of cash flows.

5.8 Shareholders' Equity

Movements in equity components are presented in the consolidated statement of changes in equity.

Subscribed capital and capital reserve

There were no changes to subscribed capital, which was €1,317 thousand as of December 31, 2018 and December 31, 2017. Capital reserves increased from €48,901 thousand at December 31, 2017 to €49,383 thousand at December 31, 2018 due to the exercise of stock options.

As of December 31, 2018, the Company had 1,299 thousand common shares outstanding, which are presented within equity.

Subscribed Capital and capital reserve increased from €25 thousand as of December 31, 2016 to €1,317 thousand as of December 31, 2017 due to the following adjustments:

•
An increase of €825 thousand to subscribed capital, €25,455 thousand to Capital Reserves and a decrease of €(26,280) thousand to Non-current liabilities to give effect to the exchange of historical preferred Affinitas shares for Spark Networks Ordinary Shares, which is accounted for as a balance sheet reclassification;

•	A decrease of €(5,730) thousand to Capital Reserves immediately prior to the Affinitas / Spark Merger to give effect to the cash withdrawal to be received by Affinitas’s shareholders;

•
An increase of €120 thousand to subscribed capital to reflect the incremental shares of Spark Networks stock purchased by Affinitas’s shareholders immediately prior to the Affinitas / Spark Merger in the Affinitas Share Transfer; and

•
An increase of €347 thousand to subscribed capital and €29,152 thousand to Capital Reserves to give effect to the issuance of Spark Networks Ordinary Shares (equivalent to 0.1 Spark Networks ADSs) in exchange to acquire 100% of the outstanding shares of Spark.

Treasury shares

As of December 31, 2018, the Company held 18,070 (December 31, 2017: 23,667) ordinary shares as treasury shares, in accordance with local law. The treasury shares were exchanged without any consideration in the course of establishing the Chardonnay Trust in connection with the Affinitas / Spark Merger. The treasury shares are recognized at par value and deducted from the ordinary shares of subscribed capital outstanding at December 31, 2018.

5.9 Borrowings

On March 15, 2018, Spark Networks Services GmbH (f/k/a Affinitas GmbH), a limited liability company incorporated under the laws of Germany (“Affinitas”), and wholly-owned subsidiary of Spark Networks SE, entered into a termination agreement (the “Termination Agreement”) to its Loan Agreement dated as of September 2016 (the “Loan Agreement”), by and among Affinitas and certain persons and entities, including certain of its stockholders and officers, named as lenders thereunder (the “Lenders”), pursuant to which the Lenders had granted Affinitas certain loans with an interest rate of 8% per annum maturing on June 30, 2018 (the “Type A Loans”) and certain loans with an interest rate of 9% per annum maturing on March 31, 2019 (the “Type B Loans”) in an aggregate principal amount of €5.850 million (€1.850 million of which is under the Type A Loans and €4.0 million of which is under the Type B Loans). Pursuant to the terms of the Termination Agreement, in exchange for the early termination of the loans under the Loan Agreement effective as of March 15, 2018 and the repayment in full of the then outstanding principal amount of the loans under the Loan Agreement of €5.850 million, the parties agreed to an early termination fee of €307 thousand, consisting of a 2% fee on the repaid principal amount of the Type A loans and a 6.75% fee on the repaid principal amount of the Type B loans. In addition, the parties agreed that interest on the loans of approximately €40 thousand under the Loan Agreement was paid in full for the month of March 2018. All payments under the Termination Agreement were made on or before March 31, 2018.

On March 28, 2018, Spark Networks and Silicon Valley Bank entered into a four-year €25 million Senior Facilities Agreement. The Senior Facilities Agreement provides for a multicurrency term loan facility in an aggregate amount equal to €15 million (the “Term Loan Facility”) and a multicurrency revolving credit facility in an aggregate amount equal to €10 million (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Facilities”). In addition, subject to the terms and conditions of the Senior Facilities Agreement, including compliance with certain financial covenants, Spark Networks may incur additional incremental facilities in an aggregate amount of up to €35 million.

Borrowings under the Facilities bear interest at a rate equal to LIBOR for deposits in the applicable currency plus an applicable margin ranging from 2.5% to 3.0% to be determined based on the net leverage ratio (as defined in the Facilities) for the most recently completed 12 month period ending on the last day of the fiscal year or quarterly period as applicable. The applicable margin and interest rate in effect for borrowings under the Term Loan Facility as of December 31, 2018 is 2.5%.
In addition to paying interest on outstanding principal under the Facilities, Spark Networks is required to pay a commitment fee to the lenders under the Revolving Credit Facility in respect of the unutilized commitments thereunder. The commitment fee rate is 0.60% per annum, and the Revolving Credit Facility currently has €10 million of undrawn availability.
Upon closing, a one-time facility fee of €150 thousand was payable, of which €90 thousand was allocated to the Term Loan Facility and €60 thousand was allocated to the Revolving Credit Facility. The facility fee on the Term Loan Facility is reflected as a debt discount and is deducted from the carrying value of the borrowings and amortized using the effective interest method. The facility fee on the Revolving Credit Facility is capitalized as a prepayment and amortized through the maturity of the Facilities on March 31, 2022. The facility fee is amortized to Interest expense and similar charges in the Consolidated Statements of Operations and Comprehensive Loss/Income.
The Facilities contain a number of covenants that, among other things, restrict, subject to certain exceptions, the Company's ability and the ability of its subsidiaries to: incur additional indebtedness, create liens, engage in mergers or consolidations, sell or transfer assets, pay dividends and distributions and make share repurchases, make certain acquisitions, engage in certain transactions with affiliates, and change lines of business.

In addition, the Facilities require the following financial covenants to be maintained: (i) a fixed charge coverage ratio (as defined in the Facilities) of no less than 1:25 to 1:00 (other than for the first quarter of 2019 when it shall be no less than 1.10 to 1.00), (ii) a net leverage ratio of no greater than 2.50 to 1.00 (declining to 2.25 to 1.00 for 12-month periods ending June 30, 2019, September 30, 2019, December 31, 2019, and March 31, 2020, and declining further to 2.00 to 1.00 for 12-month periods ending June 30, 2020 and thereafter), and (iii) a minimum liquidity threshold of €5 million until March 31, 2019, consisting of available cash funds and availability under the Revolving Credit Facility. The Facilities also contain certain customary affirmative covenants and events of default, including a change of control. Spark Networks is in compliance with all of its debt covenants as of December 31, 2018.

The Term Loan Facility amortizes in equal quarterly installments of €938 thousand commencing on June 29, 2018, while principal amounts outstanding under the Revolving Credit Facility are due and payable in full at maturity. As of December 31, 2018, the outstanding principal balance of the Term Loan Facility is €12.098 million, and there were no outstanding borrowings under the Revolving Credit Facility.

5.10 Provisions

(in € thousands)	Provisions for refunds	Restructuring provisions	Other provisions	Total
January 1, 2017	128	642	53	823
- thereof non-current	—	—	17	17
- thereof current	128	642	36	806
Acquired	—	—	975	975
Utilization	(67)	(642)	(10)	(719)
Release	—	—	—	—
Addition	59	30	62	151
Reclassifications	—	—	(27)	(27)
Discounting effects	—	—	—	—
Currency translation	—	—	(27)	(27)
December 31, 2017	120	30	1,026	1,176
- thereof non-current	—	—	17	17
- thereof current	120	30	1,009	1,159
Acquired	—	—	—	—
Utilization	—	(30)	(89)	(119)
Release	—	—	(461)	(461)
Addition	—	—	237	237
Reclassifications	(120)	—	(437)	(557)
Discounting effects	—	—	—	—
Currency translation	—	—	45	45
December 31, 2018	—	—	321	321
- thereof non-current	—	—	16	16
- thereof current	—	—	305	305

On January 1, 2018, the provision for refunds within the financial statement caption other current provisions of €120 thousand was reclassified to refund liability within the financial statement caption other current financial liabilities. Also, on October 3, 2018, Spark received a final judgment for a legal settlement with the City of Santa Monica and offices of the District Attorney. The €437 thousand remaining provision balance related to the legal settlement was reclassified to the financial statement caption other current financial liabilities as of December 31, 2018. Additionally, a provision of €208 thousand was recorded to estimate United States state sales tax liability as of December 31, 2018.

In the course of the Samadhi Acquisition in the fourth quarter of 2016, the group initiated plans to restructure the business. A provision was recognized, which mainly relates to termination benefits payable to former employees. The group settled the obligations during the course of 2017.

5.11 Other financial liabilities

(in € thousands)	December 31, 2018	December 31, 2017
Payroll liabilities	49	206
Other liabilities	883	6,309
- thereof non-current	54	—
- thereof current	878	6,515
Other financial liabilities	932	6,515

Other liabilities as of December 31, 2018 mainly relates to an outstanding legal settlement payment of €502 thousand to the City of Santa Monica and offices of the District Attorney, and refund liabilities. Other liabilities as of December 31, 2017 mainly relates to the outstanding payment to former Affinitas’ shareholders following the Affinitas / Spark Merger (see Note 5.8). As of December 31, 2018, the outstanding payment to former Affinitas’ shareholders was fully repaid.

5.12 Other liabilities

(in € thousands)	December 31, 2018	December 31, 2017
VAT payables	590	98
Payroll liabilities	953	927
Other tax liabilities	276	2,262
- thereof non-current	—	—
- thereof current	1,819	3,287
Total other liabilities	1,819	3,287

At December 31, 2018, payroll liabilities primarily relate to vacation and bonus obligations, as well as €68 thousand of employee-related social security obligations.

5.13 Deferred tax liabilities

See Note 4.14 for the presentation of deferred tax liabilities.

5.14 Income tax liabilities

See Note 4.14 for the presentation of income tax liabilities

5.15 Contract liabilities

The maturity structure of contract liabilities as of December 31, 2018 and 2017 is broken down as follows:

(in € thousands)	December 31, 2018	December 31, 2017
Non-current	5	23
Current	16,604	20,354
Total contract liabilities	16,609	20,377

The contract liabilities balance relates to the Group’s receipt of advance consideration from customers for subscription services, in which revenue is recognized over the subscription period. The contract liabilities balance decreased by €3,768 thousand, because subscription sales were lower than subscription revenue recognized in the period due to the multi-month nature of our subscription offerings. During the year ended December 31, 2018, revenue of €20,330 thousand was realized, which was included in the beginning contract liabilities balance at January 1, 2018.